Exhibit 10.1

SECOND AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 14th day of October, 2005, by and between Silicon Valley Bank (“Bank”) and IMMUNICON CORPORATION, a Delaware corporation whose address is 3401 Masons Mill Road, Suite 100, Huntingdon Valley, Pennsylvania 19006 (the “Company”); IMMUNIVEST CORPORATION, a Delaware corporation, IMMC HOLDINGS, INC., a Delaware corporation and IMMUNICON EUROPE, INC., a Delaware corporation whose addresses are 1209 Orange Street, Wilmington, Delaware 19801, and any Persons who are now or hereafter made parties to the Loan Agreement (as hereinafter defined) (each a “Borrower” and collectively, “Borrowers”).

RECITALS

A. Bank and Borrowers have entered into that certain Amended and Restated Loan and Security Agreement dated as of October 20, 2004 as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement by and between Bank and Borrowers dated as of June 30, 2005 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) extend the Equipment Availability End Date under the Committed Equipment Line, (ii) permit additional Equipment Advances, (iii) change certain conditions for Equipment Advances, and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.3(a) (Equipment Advances). Section 2.1.3(a) is amended in its entirety and replaced with the following:

(a) Through June 30, 2006 (the “Equipment Availability End Date”), Bank will make advances (“Equipment Advance” and, collectively, “Equipment Advances”) not exceeding the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance leasehold improvements, capital expenditures and Equipment (as defined in the Code). Subject to the terms of this paragraph, with respect to such financed Equipment, Equipment Advances may only be used to finance the Equipment purchased on or after ninety (90) days before the date of each Equipment Advance and may not exceed one hundred percent (100%) of the Equipment invoice, excluding taxes shipping, warranty charges, freight discounts and installation expense. Notwithstanding the foregoing, but subject to the terms of this paragraph, Bank agrees that Borrowers may request Equipment Advances up to $1,000,000 in the aggregate under the Committed Equipment Line to purchase Equipment for which Borrower can not provide Bank with an invoice as of the date of such Equipment Advance (each such Equipment Advance being called, a “Non Invoiced Equipment Advance”). Borrowers agree that with respect to each Non-Invoiced Equipment Advance, that it shall provide Bank with an invoice supporting the amount of such Non-Invoiced Equipment Advance, as soon as available but in no event later than December 31, 2005. Software may constitute up to twenty percent (20%) of the aggregate amount of all Equipment Advances which are used to purchase Equipment. Each Equipment Advance must be for a minimum of Two Hundred Thousand Dollars ($200,000). The number of Equipment Advances is limited to ten (10).

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of each Borrower delivered to Bank on the October 20, 2004 remain true, accurate and complete and have not been amended, supplemented of restated and are and continue to be in full force and effect;

4.4 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on any Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on any Borrower, or (d) the organizational documents of any Borrower;

4.6 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on any Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrowers’ payment of Bank’s legal fees and expenses.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK
SILICON VALLEY BANK

By:	/s/ THOMAS F. GORDON	(SEAL)
Name:	Thomas F. Gordon
Title:	Vice President

BORROWERS
IMMUNICON CORPORATION

By:	/s/ JAMES G. MURPHY	(SEAL)
Name:	James G. Murphy
Title:	Sr. VP - CFO

IMMUNIVEST CORPORATION

By:	/s/ JAMES G. MURPHY	(SEAL)
Name:	James G. Murphy
Title:	VP - Treasurer

IMMC HOLDINGS, INC.

By:	/s/ JAMES G. MURPHY	(SEAL)
Name:	James G. Murphy
Title:	CFO

IMMUNICON EUROPE, INC.

By:	/s/ JAMES G. MURPHY	(SEAL)
Name:	James G. Murphy
Title:	VP - Treasurer

Signature Page